UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 18, 2018

Easterly Government Properties, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36834	47-2047728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 L Street NW, Suite 650, Washington, D.C.		20037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 595-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01. Regulation FD Disclosure.

On June 18, 2018, Easterly Government Properties, Inc. (the “Company”) issued a press release announcing that the Company, on June 15, 2018, agreed to acquire from affiliates of an independent third party a 1,479,762-square foot portfolio of 14 properties, 94% leased to the U.S. Federal Government and 99% leased overall, for a purchase price of approximately $430.0 million. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

Also on June 18, 2018, the Company issued a press release announcing the commencement of an underwritten public offering of an aggregate of 15,500,000 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), consisting of (i) 8,500,000 shares of Common Stock being offered directly by the Company and (ii) 7,000,000 shares of Common Stock being offered on a forward basis in connection with certain forward sales agreements. A copy of that press release is furnished as Exhibit 99.2 to this Current Report.

Also on June 18, 2018, the Company issued a press release announcing that the Company has replaced its existing senior unsecured revolving credit facility with an amended and upsized credit facility, consisting of (i) a $450 million revolving senior unsecured credit facility and (ii) a $150 million delayed draw senior unsecured term loan facility for a total credit facility size of $600 million. A copy of that press release is furnished as Exhibit 99.3 to this Current Report.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press release dated June 18, 2018. Easterly Government Properties Announces Agreement to Acquire 1,479,762 SF Government Leased Portfolio for $430.0 Million.

99.2	Press release dated June 18, 2018. Easterly Government Properties Announces Common Stock Offering.

99.3	Press release dated June 18, 2018. Easterly Government Properties Announces Expanded Senior Unsecured Revolving Credit Facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERLY GOVERNMENT PROPERTIES, INC.

By:	/s/ William C. Trimble, III
Name:	William C. Trimble, III
Title:	Chief Executive Officer and President

Date: June 18, 2018